FIRST AMENDMENT
                                       TO
                                   E-REX, INC.
                               2002 NON-QUALIFIED
                           STOCK GRANT AND OPTION PLAN

     This First Amendment to E-Rex, Inc. 2002 Non-Qualified Stock Grant and Option Plan (the "Amendment") is executed effective this 24th day of September 2002.

                                    RECITALS

     WHEREAS, E-Rex, Inc., a Nevada corporation (the "Company") executed the E-Rex, Inc. 2002 Non-Qualified Stock Grant and Option Plan effective August 5, 2002 (the "Plan");

     WHEREAS, the Plan provided for up to 13,500,000 shares of the Company's common stock to be issued pursuant to the terms of the Plan;

     WHEREAS, Section 7 of the Plan provides that the Board of Directors may revise or amend the Plan at any time;

     WHEREAS, on the date hereof, the Board of Directors of the Company approved this Amendment to the Plan.

     NOW,  THEREFORE,  the  Plan  is  hereby  amended  as  follows:

1.     Section  4  of  the  Plan is restated in its entirety to read as follows:

     "4.     IDENTIFICATION  OF  STOCK:  The  stock  subject  to  grant  and the
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options shall be shares of the Corporation's authorized but unissued or acquired or reacquired Common Stock, par value $0.001 (the "Stock"). The aggregate number of shares subject to grant and outstanding options shall not exceed
33,500,000 shares of Stock (subject to adjustment as provided in Section 5.6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan."

     As  adopted  by  the  Board  of  Directors  on  September  24,  2002.

                              E-Rex, Inc.,
                              a Nevada corporation


                              /s/ Carl Dilley
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                              By:  Carl Dilley
                              Its:  President